UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 29, 2021

Elanco Animal Health Incorporated

(Exact name of registrant as specified in its charter)

Indiana	001-38661	82-5497352
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2500 Innovation Way Greenfield, Indiana (Address of principal executive offices)	46140 (Zip Code)

Registrant’s telephone number, including area code: (877) 352-6261

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	ELAN	New York Stock Exchange
5.00% Tangible Equity Units	ELAT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05	Costs Associated with Exit or Disposal Activities.

On November 29, 2021, the Board of Directors of Elanco Animal Health Incorporated (the “Company”) authorized a restructuring plan to reduce organizational complexity, increase productivity, and enable investment in the highest growth and innovation opportunities. The initiatives include the consolidation of the Company’s commercial operations for Elanco International and Elanco Europe into one organization, the integration of the Company’s centralized marketing organization, the transformation and simplification of the Company’s research and development organizational structure, and other organizational adjustments.

In connection with the proposed restructuring, the Company expects to eliminate approximately 380 positions and record a pre-tax cash charge for severance costs of between $86 million to $94 million in the fourth quarter of 2021. These amounts are estimates, and actual amounts may vary based on a number of factors including, but not limited to, the number of employees who are impacted through this restructuring.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including but not limited to statements about the anticipated scope and cost of the restructuring program. Forward-looking statements are based on the Company’s current expectations and assumptions regarding the Company’s business, the economy and other future conditions, including but not limited to the Company’s ability to successfully implement the restructuring.

Item 7.01	Regulation FD Disclosure.

On November 30, 2021, the Company issued a press release announcing the restructuring program described under Item 2.05 above and updating its 2021 GAAP guidance. A copy of the press release is attached hereto as Exhibit 99.1. The information contained in the accompanying Exhibit 99.1 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or the Exchange Act, whether made before or after the date hereof, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by Elanco Animal Health Incorporated, dated November 30, 2021.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Elanco Animal Health Incorporated

Date: November 30, 2021	By:	/s/ Todd Young
Name: Todd Young
Title: Executive Vice President and Chief Financial Officer